IMMUCELL CORPORATION AND SUBSIDIARY

                           Exhibit 23.1

                Consent of Coopers & Lybrand L.L.P.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of ImmuCell Corporation on Form S-8 of our report dated January 30, 1998, on our audits of the consolidated financial statements of ImmuCell Corporation, which report is included in the Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ Coopers & Lybrand L.L.P.

Portland, Maine
March 20, 1998

                IMMUCELL CORPORATION AND SUBSIDIARY

                           Exhibit 27.1

        Financial Data Schedule (Filed Only Electronically)